SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

April 28, 2003

THE EXPLORATION COMPANY OF DELAWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

500 North Loop 1604 East, Suite 250
San Antonio, Texas	78232
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Item 9: Regulation FD Disclosure
The following exhibit is furnished herewith:

Exhibit
Number Description

99	Press Release dated April 28, 2003 with respect to the Registrant's webcast of it's Independent Petroleum Association of America Oil & Gas Investment Symposium presentation.

99.1	Outline for the IPAA Investment Symposium presentation.

The information in this Report (including Exhibit 99 and Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 2, 2003

THE EXPLORATION COMPANY OF DELAWARE, INC.

/s/ Roberto R. Thomae
Roberto R. Thomae
Chief Financial Officer
Secretary/Treasurer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
Number Description

99	Press Release dated April 28, 2003 with respect to the Registrant's webcast of it's Independent Petroleum Association of America Oil & Gas Investment Symposium presentation.

99.1	Outline for the IPAA Investment Symposium presentation.